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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): May 8, 2002

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1, 2, 3, 5, 6, 8, and 9 are not included because they are inapplicable.

Item 4.  Changes in Registrant's Certifying Accountant

The Audit Committee of the Board of Directors of Southern California Edison Company has the responsibility, at least annually, to recommend to the Board of Directors the appointment of Southern California Edison Company's independent public accountants.  The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent public accountants, who are ultimately accountable to the Board of Directors and the Audit Committee.  On May 8, 2002, following a recommendation from the Audit Committee, the Board of Directors decided to no longer engage Arthur Andersen LLP
("Andersen") as Southern California Edison Company's independent public accountants, and appointed
PricewaterhouseCoopers LLP to serve as Southern California Edison Company's independent public accountants for the balance of 2002.  The decision to change auditors is not a reflection of Andersen's capabilities, commitment, or quality of service to Southern California Edison Company.  During Andersen's long relationship with Southern
California Edison Company, the Andersen audit teams exhibited the highest degree of professionalism and quality service.

Andersen's reports on Southern California Edison Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for Andersen's 2000 report, which includes an explanatory paragraph with respect to Southern California Edison Company's ability to continue as a going concern.

During Southern California Edison Company's two most recent fiscal years and through the date of this Report on
Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on
Southern California Edison Company's consolidated financial statements for those years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Southern California Edison Company provided Andersen with a copy of the foregoing disclosures.  Attached as
Exhibit 16 is a copy of Andersen's letter, dated May 10, 2002, stating its agreement with the foregoing disclosures.

During Southern California Edison Company's two most recent fiscal years and through the date of this Report on
Form 8-K, Southern California Edison Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Southern California Edison Company's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         16       Letter from Arthur Andersen LLP to the Securities and Exchange Commission.

                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY
                                                            (Registrant)

                                                                       KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

May 10, 2002